                                                                   EXHIBIT 10.24

                             E-TEK DYNAMICS, INC.
                           DISTRIBUTORSHIP AGREEMENT
                           -------------------------

     THIS DISTRIBUTORSHIP AGREEMENT ("Agreement") is made and entered into this 3rd day of March, 1998, by and between E-TEK Dynamics, Inc., a California corporation ("Company") and Walsin Lihwa Corp., a Taiwanese corporation ("Distributor").

                              W I T N E S S E T H
                              - - - - - - - - - -

     WHEREAS, Company engineers, designs and manufactures certain fiber optic components, devices and related systems, instruments and equipment; and,

     WHEREAS, Distributor possesses the appropriate facilities and ability to promote the sale and use of products manufactured by Company, and is desirous of developing demand for and selling such products in the territory hereafter described; and,

     WHEREAS, Company wishes to appoint Distributor to develop demand for and sell certain of Company's products in such territory on the terms and conditions set forth herein.

     NOW, THEREFORE, for good and valuable consideration, including the mutual promises and representations contained herein, the parties hereto agree as follows.

                               A G R E E M E N T

     1.   Incorporation of Recitals. The parties hereby acknowledge the accuracy
          -------------------------
of the foregoing recitals and incorporate each of them by reference in this Agreement.

     2.   Definitions.
          -----------

          a.   Products. "Product(s)" shall mean such of Company's devices,
               --------
components, systems, instruments and/or equipment that are manufactured for sale, except for those items, if any, that are listed on Exhibit A, attached hereto. Products may be deleted from, or, upon three months' notice, added to, Exhibit A by Company, without liability or obligation, from time to time in its sole discretion. Company shall provide three months' notice before discontinuing the production and/or sale of any of its products.

          b.   Exclusive Territory. "Exclusive Territory" shall mean those
               -------------------
countries or geographic areas, if any, identified as such on Exhibit B attached hereto.

          c.   Nonexclusive Territory. "Nonexclusive Territory" shall mean those
               ----------------------
countries or geographic areas, if any, identified as such on Exhibit B attached hereto.

          d.   Territory. "Territory" shall mean all those countries or
               ---------
geographic areas identified on Exhibit B attached hereto.

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     3.   Appointment And Authority.
          -------------------------

          a.   Appointment. Subject to the terms and conditions contained
               -----------
herein, Company hereby appoints Distributor as a distributor of Company's Product(s) in the Territory, and only in the Territory, and Distributor hereby accepts such appointment; provided, that Distributor's appointment and right to distribute Products in Taiwan shall not be effective until after January 1, 1999. Company agrees to sell Product(s) to Distributor, and Distributor agrees to purchase the same from Company for resale, under the terms and conditions of this Agreement.

          b.   Exclusive Territory. Distributor shall not, without first
               --------------------
obtaining Company's written consent, market or sell Products in the Exclusive Territory to the entities or classes of entities identified in Exhibit C attached hereto, as well as to their respective parents, subsidiaries, divisions, affiliates and successors (collectively, the "Excluded Customers"). Company shall have the right, from time to time in its discretion upon sixty days' written notice, to designate additional entities as Excluded Customers on Exhibit C. In the event that any additional entity is so hereafter designated, then Company shall remit to Distributor a payment equal to ten percent (10%) of the net revenues received by Company for any sales of Products made to such entity within twelve months following the effective date of such designation. Except as so expressly provided, Company shall owe no compensation or other remuneration to Distributor for sales of Products by Company or third parties to any Excluded Customers.

          c.   Nonexclusive Territory. Company reserves the right, without any
               ----------------------
compensation or other remuneration owing to Distributor, to sell the Products in the Nonexclusive Territory on its own behalf and/or appoint third parties to sell, or assist in the sale of, Products in the Nonexclusive Territory.

          d.   Competing Products. Distributor hereby agrees to refrain from
               ------------------
representing, promoting, selling or offering for sale during the term of this Agreement, either directly or indirectly (such as through an entity that controls, is controlled by, or is under common control with, the Distributor), any goods, articles or product lines which compete with the Products. Notwithstanding the foregoing, Distributor shall be entitled to sell any such competing products to: such entities that are Excluded Customers at the time of such sale; or, to any entity located outside of the Exclusive Territory, provided that such entity does not control, is not controlled by, or is not under common control with, any entity (other than an Excluded Customer) within the Exclusive Territory.

          e.   Best Efforts. Distributor shall use its best efforts to enact and
               ------------
carry out a merchandising policy designed to preserve the goodwill that is presently associated with the name and reputation of Company and the Products. Company agrees to use reasonable efforts to fill orders placed by Distributor; provided, that the parties acknowledges that lead time will vary according to manufacturing and other conditions and that all delivery dates announced by Company are estimates only.

     4.   Relationship of Parties.
          -----------------------

          a.   Independent Contractor. The relationship of Company and
               ----------------------
Distributor is that of independent contractors, and nothing contained in this Agreement or otherwise is to be construed to (i) give either party the power to direct or control the day-to-day activities of the other, (ii) constitute the parties as partners, joint venturers, co-owners or otherwise as participants in a joint or common

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undertaking, or (iii) allow Distributor to create or assume any obligation on behalf of Company for any purpose whatsoever. All financial obligations associated with or related to Distributor's business are the sole responsibility of Distributor.

          b.   Distributor's Agreements With Its Customers. All sales and other
               --------------------------------------------
agreements between Distributor and its customers are Distributor's exclusively, and shall have no effect on the respective obligations of Company and Distributor under this Agreement. Subject to the rights of the Distributor under this Agreement, Distributor shall be solely responsible for, and shall indemnify Company and hold Company harmless from, any and all claims, damages and lawsuits arising out of the acts of Distributor, its employees and/or its agents.

     5.   Good Standing: Due Execution. The Company is a corporation duly
          -----------------------------
organized, validly existing and in good standing under the laws of the State of California, U.S.A. Distributor is a business entity duly organized, validly existing and in good standing under the laws of Taiwan. Each party hereto has the requisite power to enter into and carry out its respective obligations under the Agreement. This Agreement has been duly authorized by each of the parties and, when executed, will become a valid and binding obligation upon each of them. Neither the execution of this Agreement, nor the consummation of the transactions contemplated hereunder, will violate or constitute a default under any agreement or instrument to which Distributor is a party.

     6.   Prices.
          -------

          a.   Price. The purchase prices to Distributor for the Products will
               ------
be Company's then-current distributor prices therefor (the "Purchase Price"). The difference between the Purchase Price and Distributor's selling price (which shall be determined in Distributor's sole discretion) shall be Distributor's sole remuneration for sales of the Products. Company has the right from time to time to adjust the Purchase Prices of the Products; provided, that Company shall use reasonable commercial efforts to attempt to continually reduce the pricing of the Products. Any such change shall not affect orders by Distributor that were accepted by Company before such price change was made. Company shall not be liable to Distributor or to Distributor's customers for any adjustments in the Purchase Prices.

          b.   Taxes, Duties And Other Charges. The Purchase Price does not
               --------------------------------
include any governmental taxes or other charges, does not include customs duties, import-export license fees or other import-export charges, and does not include any other fees, costs or charges imposed by any governmental authority. Distributor shall bear all such taxes, duties, fees and other charges. When Company has the legal right or obligation to collect any such costs, the appropriate amount shall be added to Distributor's invoice and paid by Distributor. Distributor shall provide Company with any valid exemption certificates with respect to taxes, duties or other charges that are authorized by any applicable governmental authority.

     7.   Payment Terms.
          --------------

          a.   Payment. Distributor shall tender to Company any and all payments
               --------
required to be made within thirty days following the date of the invoice for the Products shipped. Company may, from time to time in its discretion, require Distributor to submit a deposit or other satisfactory assurance of payment prior to or at the time of Company's acceptance of any order for the Products. All payments by Distributor shall be made in U.S. dollars and shall be effected by check or wire transfer. Company may,

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at Company's option, delay shipments of Products to Distributor if Distributor is in default in the performance of any obligation to Company, whether contained in this Agreement or otherwise.

          b.   Security Interest. Until the Purchase Price is received by
               ------------------
Company, Company shall retain a security interest in the underlying Products delivered and the right to immediate possession thereof. The taking of such possession shall be without prejudice to any other remedy available to Company. Distributor shall, from time to time, take any act and execute and deliver any documents reasonably requested by Company to transfer, create, perfect, preserve, protect and/or enforce this security interest.

     8.   Acceptance of Orders. Company shall not be bound by any order for the
          ---------------------
Products placed by Distributor until such order has been accepted by Company. Upon Company's acceptance, such order shall constitute a binding commitment by Distributor to purchase and tender payment for the Products in accordance with the terms and conditions of this Agreement. Except as may be expressly assented to in writing by the parties, nothing contained in Distributor's order or in any other document or correspondence by Distributor shall in any way modify, or add to, the terms and conditions of purchase provided herein.

     9.   Delivery of Products. Delivery of all Products shall be F.O.B. point
          ---------------------
of shipment, and title to and risk of loss of or damage to the Products shall pass to Distributor upon Company's delivery thereof to the carrier. Such delivery shall constitute due delivery of the Products to Distributor. The prices stated herein do not include shipping, handling, or transportation (including insurance) costs, which shall all be borne by Distributor. Any and all shipping dates shall be approximate. All Products shall be free from any third-party liens or encumbrances, and Distributor shall receive good and marketable title at the time of delivery.

     10.  Inspection: Return of Products.
          -------------------------------

          a.   Inspection. Within thirty days after a shipment of Products has
               -----------
been delivered to Distributor, Distributor shall provide Company with written notice of any Products thereof which are nonconforming, and such notice shall specify the details of the nonconformity. Distributor shall not reject any shipment unreasonably. Company shall have the right following any rightful rejection of nonconforming Products to substitute conforming Products within a reasonable period of time after Company's receipt of the aforesaid notice from Distributor.

          b.   Return of Products. Distributor shall not be permitted to return
               -------------------
any Products for credit or otherwise without first obtaining: (i) Company's written approval to return such Products (which approval shall not be unreasonably withheld); and (ii) a return material authorization ("RMA") number issued by Company. If Company agrees to accept the return of such Products, Distributor shall bear all costs and expenses of returning the same, and shall assume all risk of loss thereof until the Products are received at Company's premises; provided, that if the returned Products are nonconforming or defective (within the warranty period), then Company shall immediately reimburse Distributor for such costs and expenses so incurred. If any Products are returned to Company other than because they are nonconforming or defective (within the warranty period), then Distributor shall immediately remit to Company a restocking fee in the amount of twenty percent of the original invoice price or applicable portion thereof, which shall include the Purchase Price or applicable portion thereof plus all related costs and expenses incurred by Company in delivering the Products to Distributor. In any event, any and all returned Products must be received by Company in an unused condition and otherwise in a condition for resale as new merchandise.

     11.  Warranty. Company warrants for a period of twelve months from the date
          ---------
Distributor receives the Products that the same will be free from defects in materials and workmanship and shall conform to the applicable specifications that have been previously agreed to by Company. This warranty is subject to proper installation, operation and maintenance of the Products, and shall not apply to any Products which have been damaged after delivery to Distributor, or misused, altered, disassembled or serviced by any person other than Company. Distributor must obtain an RMA number from Company for the defective or nonconforming Products, and return such Products to Company, freight prepaid, within thirty days of receipt of the RMA number, with a detailed statement describing the alleged defects or non-conformities. Company's sole obligation under this warranty is, at Company's option, for any such defect or nonconformity that was present at the time of delivery to Distributor, to repair or replace the same or refund to Distributor the Purchase Price or applicable portion thereof. Replacement Products shall be warranted as set forth above. Defective or nonconforming Products that are repaired or serviced by Company shall be warranted as provided in this section for either the remainder of the original warranty period or ninety days after such Products are re-delivered to Distributor, whichever is later. Company makes no warranties with respect to items not manufactured by Company and, to the extent lawful, assigns to Distributor any manufacturer's warranties attached to such items. EXCEPT AS EXPRESSLY STATED ABOVE, COMPANY DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

     12.  Additional Obligations of Distributor.
          --------------------------------------

          a.   Forecasts. To assist Company in planning and scheduling,
               ----------
Distributor shall, from time to time or as reasonably requested by Company, provide Company with a non-binding forecast showing projected orders for Products and intended shipment dates. Such forecasts shall be based upon Distributor's best judgment of future sales and/or purchases within the Territory.

          b.   Expenses. Distributor shall be solely responsible for any and all
               ---------
costs and expenses incurred by Distributor in the performance of its obligations hereunder.

          c.   Marketing Efforts. At all times during the term of this
               ------------------
Agreement, Distributor shall:

               (i) pursue aggressive sales policies and otherwise use best efforts to realize the maximum sales potential for Products in the Territory;

               (ii) develop a marketing plan to determine which entities in the Territory are in need of the Products, and conduct promotional activities (including advertising, attendance at trade shows, and similar efforts) geared toward educating such entities of Company's Products, their functionality and their advantages over competitive products;

               (iii) promptly take all necessary steps to become a competent source for technical information and answer, to the best of its ability, questions concerning the Products' use and compatibility with other products; and,

               (iv) provide and maintain adequate sales facilities, appoint technical and customer support personnel, and maintain a sufficient inventory of Products to meet reasonably anticipated demand therefore.

          d.   Representations. Distributor shall not make any false or
               ----------------
misleading representations to its customers or others regarding Company or the Products. Distributor shall not make any representations, warranties or guarantees with respect to the specifications, features or capabilities of the Products that are not consistent with Company's documentation accompanying the Products or Company's literature describing the Products, including warranties and disclaimers.

          e.   Export Requirements. Distributor acknowledges that the transfer
               --------------------
of technology to any foreign national wherever located may be deemed an export and, as such, may be impermissible without a license from the U.S. Department of Commerce. Distributor further acknowledges that U.S. Export Regulations prohibit the export or re-export of certain products and technology to certain countries and end users. Distributor warrants that it will comply in all respects with all applicable U.S. export and re-export restrictions and requirements for each of the Products shipped.

          f.   Installation and Servicing of Products.
               ---------------------------------------

               (i) Distributor shall provide adequate assistance to its customers in connection with the installation of the Products.

               (ii) Distributor shall be responsible for the adequate servicing of any and all Products sold to its customers. Such customers who contact Company directly shall generally be referred to Distributor.

               (iii) At mutually agreeable times, Company may send its representatives to Distributor's facilities to provide technical assistance and training to Distributor. Also at mutually agreeable times, Distributor may send its employees or representatives to Company's facilities to receive training by Company. In either event, the traveling party shall be solely responsible for all costs and expenses relating to the travel, lodging and meals of its employees and agents.

     13.  Sales Literature. Company shall provide Distributor with marketing and
          -----------------
technical information concerning the Products, and reasonable quantities of brochures, instructional material, advertising literature and other Product data.

     14.  Confidentiality. The parties hereby incorporate the terms of their
          ----------------
September 2, 1997 Mutual Confidentiality Agreement as if fully set forth herein. In addition, Distributor acknowledges that Company has received and may hereafter receive from third parties their proprietary information subject to a duty on Company's part to maintain the confidentiality of such information and to use it only for certain limited purposes. Distributor agrees that it owes Company and any such third party, during the term this Agreement and thereafter, a duty to hold all such information in the strictest confidence and not to disclose it or any portion thereof to any person, firm, corporation or other entity, or make use of such information in any way without Company's and third party's prior written consent.

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     15.  Term and Termination.
          ---------------------

          a.   Term and Termination. This Agreement shall continue in full force
               ---------------------
and effect from the effective date hereof until terminated in accordance with the following:

          (i) Either party may terminate this Agreement for convenience upon sixty days prior written notice to the other party; provided, that: (i) Company cannot terminate this Agreement for convenience within six months of the Agreement's effective date; and, (ii) neither party can terminate for convenience that portion of this Agreement relating to the distribution of Company's products in Taiwan until after the termination (for any reason) of that certain March 3, 1998 E-Tek/Walsin Joint Venture Agreement.

          (ii) Either party may terminate this Agreement upon written notice to the other party if such other party breaches any material term, warranty or condition of this Agreement and fails to cure the same within thirty days of its receipt of written notice of such breach. Notwithstanding the foregoing, this Agreement may be terminated by the non-defaulting party immediately upon written notice, in the event of an irremediable breach of a material term, warranty or condition by the other party.

          (iii) Either party may terminate this Agreement immediately: upon the other party's cessation of business, election to dissolve, dissolution, insolvency, inability to pay debts as they become due, or general assignment for the benefit of creditors; upon the appointment of a receiver or filing of any bankruptcy petition, whether voluntary or involuntary, on behalf of such other party; or, if the other party merges into or is acquired by any third party, or sells substantially all of its assets.

          b.   Return of Materials. Immediately upon the termination of this
               --------------------
Agreement for any reason, Distributor shall discontinue holding itself out as an authorized distributor of Company. All trademarks, trade names, patents, copyrights, designs, drawings, formulas or other data, photographs, samples, literature and sales aids of every kind shall remain the property of Company, and shall be returned to Company at Distributor's expense within fifteen days of the Agreement's termination.

          c.   Non-Liability of Company. In the event of termination of this
               -------------------------
Agreement for any reason, Company shall not be liable to Distributor for compensation, indemnification, reimbursement or damages on account of the loss of customers, prospective profits on anticipated sales or on account of expenditures, inventory, investments, leases or commitments made in connection with this Agreement or in connection with the business or goodwill of Distributor. Termination of this Agreement shall not, however, relieve either party of obligations incurred prior to termination.

     16.  Trademarks; Intellectual Property Rights.
          -----------------------------------------

          a. During the term of this Agreement, Distributor shall have the right to indicate to the public that it is an authorized distributor of the Products in the Territory under the trademarks and trade names that Company may adopt from time to time. Without the prior written consent of Company, Distributor shall not remove or alter any trademark or trade name applied to the Products.

          b. Company asserts all right, title and interest in and to the product lines that include the Products, and in and to all of Company's patents, trademarks, trade names, inventions, copyrights, know-how, trade secrets and all other intellectual property rights. Distributor does not acquire by virtue of this Agreement or otherwise any right, title or interest in or to Company's intellectual property rights, other than the limited right during the term of this Agreement to use such property rights to the extent expressly set forth herein and only for the purposes herein set forth. Upon termination of this Agreement for any reason such authorization shall immediately cease.

          c. Distributor shall promptly notify Company of any and all actual or suspected infringements, imitations, illegal uses or misuses of Company's trademarks or other intellectual property rights that may come to Distributor's attention, and to assist Company with the protection of such rights.

     17.  Infringement Indemnification. Company shall indemnify Distributor
          -----------------------------
against any liabilities arising from the infringement of any intellectual property rights of any third party(ies) due to the sale to Distributor of the Products where such liabilities were the result of infringement on Company's part; provided that: Distributor notifies Company immediately of any such claim; Company shall have the right to exercise full control of the defense thereof; Distributor fully cooperates with such defense; such obligation to indemnify will cover only those claims that relate directly to the Products as originally manufactured by Company, and not to any claims that relate in whole or in part to any correction, modification or addition thereto that is made by anyone other than Company, or to any specification(s), technology or devices supplied by any third party; and, Distributor shall not have breached any of the representations or warranties, or failed to have performed any of the obligations, contained herein. Company shall have the right to procure a license from any person claiming or likely to claim infringement, or to modify the Products to avoid such a claim, and any such actions or related actions by Company shall not be deemed to constitute a breach of this Agreement. THE FOREGOING IS COMPANY'S EXCLUSIVE OBLIGATION AND LIABILITY WITH RESPECT TO ANY CLAIMS OR ACTIONS ARISING FROM COMPANY'S ACTUAL OR ALLEGED INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHTS OF ANY THIRD PARTY. COMPANY EXPRESSLY DISCLAIMS ANY OTHER WARRANTIES, WHETHER EXPRESS OR IMPLIED, RELATING TO CLAIMS THAT THE PRODUCTS, OR ANY OF THEM, INFRINGE ANY INTELLECTUAL PROPERTY RIGHTS.

     18.  Limitation of Liability. IN NO EVENT SHALL COMPANY HAVE ANY LIABILITY
          ------------------------
TO DISTRIBUTOR UNDER ANY CAUSE OF ACTION FOR ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING WITHOUT LIMITATION DAMAGES FOR LOSS OF PROFITS) THAT RELATE IN ANY WAY WHATSOEVER TO THIS AGREEMENT, WHETHER OR NOT COMPANY HAS BEEN ADVISED OF THE POSSIBILITY OF ANY SUCH DAMAGES. THESE LIMITATIONS SHALL APPLY NOTWITHSTANDING THE FAILURE OF THE ESSENTIAL PURPOSE OF ANY LIMITED REMEDY.

     19.  Notices. Any notice required or permitted to be given hereunder shall
          --------
be in writing, unless otherwise provided herein, shall be delivered either by overnight mail or by facsimile, and shall be addressed as follows:

     If to Company:                        If to Distributor:

            E-Tek Dynamics, Inc.                    Walsin Lihwa Corp.
            1885 Lundy Avenue                       12th Floor, 117, Section 3
            San Jose, CA 95131                      Ming Sheng East Road
            USA                                     Taipei, Taiwan
            Fax 408.432.8550                        Fax 886.2.2514.7533

     Any notice given as aforesaid shall be deemed to have been effectively given and received (i) if sent by overnight mail, on the date of such delivery, or, (ii) if sent by facsimile, on the date of transmission. Each party may change its respective address of service or facsimile number by written notice given as provided above.

     20.  Force Majeure. Company shall not be deemed in breach hereof, and shall
          --------------
not be liable for, any delay or default in delivery of any Products if such delay or default is due in whole or in part to any cause(s) beyond Company's reasonable control. In such an event, Company shall have such additional time within which to perform as may be reasonably necessary under the circumstances.

     21.  Construction of Agreement. Each party agrees that any statute, rule or
          --------------------------
doctrine regarding the interpretation of contracts against a particular party, including California Civil Code Section 1654, shall not apply to this Agreement.

     22.  Arbitration. Any and all disputes, claims or controversies, whether of
          ------------
law or fact and of any nature whatsoever, arising from, respecting, or relating to, this Agreement shall be decided through binding arbitration. If E-Tek initiates the arbitration, then such arbitration shall be conducted in Taipei, Taiwan in accordance with the rules of the Commercial Arbitration Association of Taiwan. If Walsin initiates the arbitration, then such arbitration shall be conducted in San Jose, California in accordance with the rules of the American Arbitration Association. Any controversy concerning whether an issue is arbitratable shall be determined by the arbitrator, but such arbitrator may not limit, expand or otherwise modify the terms of this Agreement. The parties, their respective representatives, and the arbitrator shall, unless otherwise required by applicable law or ordinance, hold the existence, content, and result of the arbitration in confidence. The arbitrator shall be able to decree any and all relief of an equitable or legal nature, subject to the limitations on liability provided in this Agreement. The decree or judgment of an award rendered by the arbitrator shall be conclusive and binding, and may be entered in any court having jurisdiction thereof. The parties may engage in discovery, and the arbitrator may decide all discovery disputes, in accordance with California Code of Civil Procedure Section 1283.05, or its replacement. The arbitrator shall give effect to the applicable statutes of limitations in determining any claim. The fees and expenses of the arbitrator shall initially be split evenly between the parties, and each party shall initially bear its own costs in any arbitration proceeding; provided, however, that the arbitrator shall award the prevailing party its reasonable attorneys' fees and costs (including the fees and expenses of the arbitrator) incurred therein. The institution and maintenance of any civil action for judicial relief or for a provisional or ancillary remedy shall not constitute a waiver of the right of either party to submit the dispute to arbitration.

     23.  Attorneys' Fees. If any legal action is brought for the enforcement of
          ----------------
this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action, in addition to any other relief to which that party may be entitled.

     24.  Governing Law. This Agreement shall be governed by and construed in
          --------------
accordance with the laws of the State of New York (excluding laws and principles relating to the conflict of laws), as if made, executed and performed within that State.

     25.  Severability. If any term or provision of this Agreement shall be held
          -------------
invalid or unenforceable to any extent, the remainder of this Agreement shall not be affected and each other term and provision shall be valid to the fullest extent permitted by law.

     26.  Headings. The paragraph and subparagraph headings contained in this
          ---------
Agreement are for reference only, and shall not be construed as substantive parts of the Agreement.

     27.  Entire Agreement: Modification; Waiver. This Agreement constitutes the
          ---------------------------------------
entire agreement between the parties with respect to the subject matter contained herein and supersedes any and all prior and contemporaneous agreements, representations and understandings. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by the parties. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party to be charged.

     28.  Binding Effect; Assignment. This Agreement shall be binding on and
          ---------------------------
shall inure to the benefit of the parties and their respective representatives, successors and permitted assigns; provided, however, that no party shall have the right to transfer or assign any rights or obligations under this Agreement without first obtaining the other party's written consent. Any attempted assignment in violation of this provision shall be void. Notwithstanding the foregoing. Distributor must fully assign its rights and obligations hereunder to a third-party Taiwanese company, that is contemplated to be formed by Company and Distributor ("JV"), immediately upon such JV's incorporation.

     29.  Counterparts. This Agreement may be executed in counterparts, each of
          -------------
which shall constitute an original and all of which shall be one and the same instrument.

     30.  Further Assurances. Each party agrees to execute and deliver such
          -------------------
other and further documents, and perform such other and further acts, as are or may become necessary or convenient to effectuate and carry out the intent and purposes of this Agreement.

     31.  Survival Of Provisions. The respective rights, duties and obligations
          -----------------------
of the parties pursuant to paragraphs 14, 15, 18, 22-24, and 32, inclusive, among others, shall survive any expiration or termination of this Agreement.

     32.  Indemnities. Subject to the provisions of paragraph 18, above, and to
          ------------
limitations of liability expressly set forth herein, each party hereto shall indemnify, defend and hold harmless the other party against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies that the other party shall incur or suffer by reason of any breach of this Agreement by the indemnifying party.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

     COMPANY:                            DISTRIBUTOR:
     E-Tek Dynamics, Inc.                Walsin Lihwa Corp.


By: /s/ Michael J. Fitpatrick       By: /s/ Yu-Chi Chiao
   ----------------------------        --------------------------
   Michael J. Fitzpatrick              Yu-Chi Chiao
   President and CEO                   President